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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) -- August 28, 2003

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                            ZIMMER HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


            DELAWARE                  001-16407                13-4151777
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of Incorporation)                                          Identification No.)

      345 EAST MAIN STREET, WARSAW, INDIANA                        46580
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    (Address of principal executive offices)                    (Zip Code)

                                 (574) 267-6131
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              (Registrant's telephone number, including area code)


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Item 5. Other Events.

      In arrordance with Swiss law, Zimmer announced on August 28, 2003 that the initial offering period for Zimmer's offer for all of the outstanding registered shares (including shares represented by American depositary shares ("ADSs")) of Centerpulse AG ("Centerpulse" and, such offer, the "Offer") and Zimmer's offer for all of the outstanding bearer shares of InCentive Capital AG ("InCentive") (such offer, the "InCentive Offer" and, together with the Offer, the "Offers") expired at 4:00 p.m., Central European time, 10:00 a.m., Eastern Daylight time, on Wednesday, August 27, 2003.

      Based on preliminary information provided by Credit Suisse
First Boston and Mellon Investor Services LLC (as the Swiss offer manager and the U.S exchange agent, respectively, for the Offer), as of the expiration of the initial offering period, 7,489,650 Centerpulse registered shares and 6,712,776 ADSs, including ADSs subject to guaranteed delivery, were tendered and not withdrawn. Based on information provided by Centerpulse, these shares and ADSs represent approximately 67.0% of the outstanding Centerpulse registered shares (including shares represented by ADSs) on a fully diluted basis.

      Based on preliminary information provided by Credit Suisse First Boston (as the Swiss offer manager for the InCentive Offer), as of the expiration of the initial offering period, 2,123,647 InCentive bearer shares were tendered and not withdrawn, representing approximately 98.9% of the outstanding InCentive bearer shares.

      Zimmer will announce the definitive interim results of the Offers on September 2, 2003 in accordance with Swiss law.

      The above announcements were made in a press release, which is attached hereto as exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1  Press Release of Zimmer Holdings, Inc., dated August 28, 2003.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Zimmer Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ZIMMER HOLDINGS, INC.

                                  By: /s/ David C. Dvorak
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                                      David C. Dvorak
                                      Senior Vice President, Corporate
                                      Affairs, General Counsel and Secretary

Date: August 28, 2003

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                                   EXHIBIT INDEX


  EXHIBIT
     NO.      DESCRIPTION
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    99.1      Press Release of Zimmer Holdings, Inc., dated August 28, 2003.